                                                                    EXHIBIT 10.3

                           GENERAL SECURITY AGREEMENT

         This General Security Agreement ("Agreement") dated March 29, 2002 is by Business Supplies Distributors Holdings, LLC, a Delaware limited liability company ("Guarantor") in favor of Congress Financial Corporation (Southwest), a Texas corporation ("Lender").

                               W I T N E S S E T H

         WHEREAS, Lender has entered or is about to enter into certain financing arrangements with Supplies Distributors, Inc., a Delaware corporation (herein referred to as "Borrower") pursuant to which Lender may make loans and provide other financial accommodations to Borrower; and

         WHEREAS, Guarantor has executed and delivered or is about to execute and deliver to Lender a guarantee in favor of Lender pursuant to which Guarantor absolutely and unconditionally guarantees to Lender the payment and performance of all now existing and hereafter arising obligations, liabilities and indebtedness of Borrower to Lender; and

         NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION I. DEFINITIONS

         All terms used herein which are defined in Article 1 or Article 9 of the Uniform Commercial Code shall have the meanings given therein unless otherwise defined in this Agreement. All references to the plural herein shall also mean the singular and to the singular shall also mean the plural unless the context otherwise requires. All references to Guarantor, Borrower and Lender pursuant to the definitions set forth in the recitals hereto, or to any other person herein, shall include their respective successors and assigns. The words "hereof", "herein", "hereunder", "this Agreement" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not any particular provision of this Agreement and as this Agreement now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced. The word "including" when used in this Agreement shall mean "including, without limitation". An Event of Default shall exist or continue or be continuing until such Event of Default is waived in accordance with Section
7.3 or is cured in a manner satisfactory to Lender, if such Event of Default is capable of being cured as determined by Lender. Any accounting term used herein unless otherwise defined in this Agreement shall have the meanings customarily given to such term in accordance with GAAP. For purposes of this Agreement, the following terms shall have the respective meanings given to them below:

                                                                    EXHIBIT 10.3

         1.1 "Accounts" shall mean, all present and future rights of Guarantor to payment of a monetary obligation, whether or not earned by performance, which is not evidenced by chattel paper or an instrument, (a) for property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of, (b) for services rendered or to be rendered, (c) for a secondary obligation incurred or to be incurred, or (d) arising out of the use of a credit or charge card or information contained on or for use with the card.

         1.2 "Equipment" shall mean all of Guarantor's now owned and hereafter acquired equipment, wherever located, including machinery, data processing and computer equipment (whether owned or licensed and including embedded software), vehicles, tools, furniture, fixtures, all attachments, accessions and property now or hereafter affixed thereto or used in connection therewith, and substitutions and replacements thereof, wherever located.

         1.3      "Event of Default" shall have the meaning set forth in Section
6.1 hereof.

         1.4 "Financing Agreements" shall mean, collectively, the Loan Agreement, this Agreement and all notes, guarantees, security agreements and other agreements, documents and instruments now or at any time hereafter executed and/or delivered by Borrower, Guarantor or any Obligor in connection with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

         1.5 "Foreign Subsidiary" shall mean any wholly owned subsidiary of any Guarantor that is organized under the laws of any jurisdiction other than the United States, any state or territory thereof or the District of Columbia.

         1.6 "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time as set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board which are applicable to the circumstances as of the date of determination consistently applied.

         1.7 "IBM Credit" shall mean IBM Credit Corporation, a Delaware corporation.

         1.8 "Information Certificate" shall mean the Information Certificate (as defined in the Loan Agreement) of each Guarantor containing material information with respect to Guarantor, its business and assets provided by or on behalf of Guarantor to Lender in connection with the preparation of this Agreement and the other Financing Agreements and the financing arrangements provided for herein.

         1.9 "Intellectual Property" shall mean Borrower's now owned and hereafter arising or acquired: patents, patent rights, patent applications, copyrights, works which are the subject matter of copyrights, copyright registrations, trademarks, trade names, trade styles, trademark and service mark applications, and licenses and rights to use any of the foregoing; all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing; all rights to sue for past, present and future infringement of any of the foregoing; inventions, trade

                                                                    EXHIBIT 10.3

secrets, formulae, processes, compounds, drawings, designs, blueprints, surveys, reports, manuals, and operating standards; goodwill (including any goodwill associated with any trademark or the license of any trademark); customer and other lists in whatever form maintained; trade secret rights, copyright rights, rights in works of authorship, domain names and domain name registration; software and contract rights relating to computer software programs, in whatever form created or maintained.

         1.10 "Inventory" shall mean all of Guarantor's now owned and hereafter existing or acquired goods, wherever located, which (a) are leased by Guarantor as lessor; (b) are held by Guarantor for sale or lease or to be furnished under a contract of service; (c) are furnished by Guarantor under a contract of service; or (d) consist of raw materials, work in process, finished goods or materials used or consumed in its business.

         1.11 "Loan Agreement" shall mean the Loan and Security Agreement, dated March 29, 2002, by and between Borrower and Lender, as the same now exists and may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

         1.12 "Net Worth" shall mean as to any Person, at any time, in accordance with GAAP, on a consolidated basis for such Person and its subsidiaries (if any), the amount equal to (i) the aggregate net book value of all assets of such Person and its subsidiaries, calculating the book value of inventory for this purpose on a weighted average cost basis or, at Lender's request, on a first-in-first-out basis, after deducting from such book values all appropriate reserves in accordance with GAAP (including all reserves for doubtful receivables, obsolescence, depreciation and amortization), minus (ii) the aggregate amount of the indebtedness or other liabilities of such Person and its subsidiaries (including tax and other proper accruals).

         1.13 "Obligations" shall mean any and all obligations, liabilities and indebtedness of every kind, nature and description owing by Guarantor to Lender and/or its affiliates, including principal, interest, charges, fees, costs and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether arising under this Agreement or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Loan Agreement or after the commencement of any case with respect to Borrower or Guarantor under the United States Bankruptcy Code or any similar statute (including the payment of interest and other amounts which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in whole or in part in such case), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and however acquired by Lender.

         1.14 "Obligor" shall mean any other guarantor, endorser, acceptor, surety or other person liable on or with respect to the Obligations or who is the owner of any property which is security for the Obligations, other than Borrower.

         1.15 "Person" or "person" shall mean any individual, sole proprietorship, partnership, corporation (including any corporation which elects subchapter S status under the Internal

                                                                    EXHIBIT 10.3

Revenue Code of 1986, as amended), limited liability company, limited liability partnership, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity or any government or any agency or instrumentality or political subdivision thereof.

         1.16 "Real Property" shall mean all now owned and hereafter acquired real property of Guarantor, including leasehold interests, together with all buildings, structures, and other improvements located thereon and all licenses, easements and appurtenances relating thereto, wherever located.

         1.17 "Receivables" shall mean all of the following now owned or hereafter arising or acquired property of Guarantor: (a) all Accounts; (b) all interest, fees, late charges, penalties, collection fees and other amounts due or to become due or otherwise payable in connection with any Account; (c) all payment intangibles of Guarantor; (d) letters of credit, indemnities, guarantees, security or other deposits and proceeds thereof issued payable to Guarantor or otherwise in favor of or delivered to Guarantor in connection with any Account; or (e) all other accounts, contract rights, chattel paper, instruments, notes, general intangibles and other forms of obligations owing to Guarantor, whether from the sale and lease of goods or other property, licensing of any property (including Intellectual Property or other general intangibles), rendition of services or from loans or advances by Guarantor or to or for the benefit of any third person (including loans or advances to any affiliates or subsidiaries of Guarantor) or otherwise associated with any Accounts, Inventory or general intangibles of Guarantor (including, without limitation, choses in action, causes of action, tax refunds, tax refund claims, any funds which may become payable to Guarantor in connection with the termination of any employee benefit plan and any other amounts payable to Guarantor from any employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, casualty or any similar types of insurance and any proceeds thereof and proceeds of insurance covering the lives of employees on which Guarantor is a beneficiary).

         1.18 "Records" shall mean all of Guarantor's present and future books of account of every kind or nature, purchase and sale agreements, invoices, ledger cards, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files and other data relating to the Collateral or any account debtor, together with the tapes, disks, diskettes and other data and software storage media and devices, file cabinets or containers in or on which the foregoing are stored (including any rights of Guarantor with respect to the foregoing maintained with or by any other person).

SECTION 2. GRANT AND PERFECTION OF SECURITY INTEREST

         2.1 Grant of Security Interest. To secure payment and performance of all Obligations, Guarantor hereby grants to Lender a continuing security interest in, a lien upon, and a right of set off against, and hereby assigns to Lender as security, all personal and real property and fixtures, and interests in property and fixtures, of Guarantor, whether now owned or hereafter acquired or existing, and wherever located (together with all other collateral security for the Obligations at any time granted to or held or acquired by Lender, collectively, the "Collateral"):

                                                                    EXHIBIT 10.3

                  (a)      all Accounts;

                  (b) all general intangibles, including, without limitation, all Intellectual Property;

                  (c) all goods, including, without limitation, Inventory and Equipment;

                  (d)      all Real Property and fixtures;

                  (e) all chattel paper, including, without limitation, all tangible and electronic chattel paper;

                  (f) all instruments, including, without limitation, all promissory notes;

                  (g)      all documents;

                  (h)      all deposit accounts;

                  (i) all letters of credit, banker's acceptances and similar instruments and including all letter-of-credit rights;

                  (j) all supporting obligations and all present and future liens, security interests, rights, remedies, title and interest in, to and in respect of Receivables and other Collateral, including (i) rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit and credit and other insurance related to the Collateral, (ii) rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, (iii) goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, Receivables or other Collateral, including returned, repossessed and reclaimed goods, and (iv) deposits by and property of account debtors or other persons securing the obligations of account debtors;

                  (k) all (i) investment property (including securities, whether certificated or uncertificated, securities accounts, security entitlements, commodity contracts or commodity accounts) and (ii) monies, credit balances, deposits and other property of Guarantor now or hereafter held or received by or in transit to Lender or at any other depository or other institution from or for the account of Guarantor, whether for safekeeping, pledge, custody, transmission, collection or otherwise;

                  (l) all commercial tort claims, including, without limitation, those identified in the Information Certificate;

                  (m) to the extent not otherwise described above, all Receivables;

                                                                    EXHIBIT 10.3

                  (n)      all Records; and

                  (o) all products and proceeds of the foregoing, in any form, including insurance proceeds and all claims against third parties for loss or damage to or destruction of or other conversion of any kind or nature of any or all of the other Collateral.

         2.2      Perfection of Security Interests.

                  (a) Guarantor irrevocably and unconditionally authorizes Lender (or its agent) to file at any time and from time to time such financing statements with respect to the Collateral naming Lender or its designee as the secured party and Guarantor as debtor, as Lender may require, and including any other information with respect to Guarantor or otherwise required by part 5 of Article 9 of the Uniform Commercial Code of such jurisdiction as Lender may determine, together with any amendment and continuations with respect thereto, which authorization shall apply to all financing statements filed on, prior to or after the date hereof. Guarantor hereby ratifies and approves all financing statements naming Lender or its designee as secured party and Guarantor, as debtor with respect to the Collateral (and any amendments with respect to such financing statements) filed by or on behalf of Lender prior to the date hereof and ratifies and confirms the authorization of Lender to file such financing statements (and amendments, if any). Guarantor hereby authorizes Lender to adopt on behalf of Guarantor any symbol required for authenticating any electronic filing. In the event that the description of the collateral in any financing statement naming Lender or its designee as the secured party and Guarantor as debtor includes assets and properties of Guarantor that do not at any time constitute Collateral, whether hereunder, under any of the other Financing Agreements or otherwise, the filing of such financing statement shall nonetheless be deemed authorized by such Guarantor to the extent of the Collateral included in such description and it shall not render the financing statement ineffective as to any of the Collateral or otherwise affect the financing statement as it applies to any of the Collateral. In no event shall Guarantor at any time file, or permit or cause to be filed, any correction statement or termination statement with respect to any financing statement (or amendment or continuation with respect thereto) naming Lender or its designee as secured party and Guarantor as debtor.

                  (b) Guarantor shall take any other actions reasonably requested by Lender from time to time to cause the attachment, perfection and first priority of, and the ability of Lender to enforce, the security interest of Lender in any and all of the Collateral, including, without limitation, (i) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the UCC or other applicable law, to the extent, if any, that Guarantor's signature thereon is required therefor, (ii) causing Lender's name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of Lender to enforce, the security interest of Lender in such Collateral, (iii) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of,

                                                                    EXHIBIT 10.3

         or ability of Lender to enforce, the security interest of Lender in such Collateral, (iv) obtaining the consents and approvals of any governmental authority or third party, including, without limitation, any consent of any licensor, lessor or other person obligated on Collateral, and taking all actions required by any earlier versions of the UCC or by other law, as applicable in any relevant jurisdiction.

SECTION 3. COLLATERAL COVENANTS

         3.1      Accounts Covenants.

                  (a) Lender shall have the right at any time or times, in Lender's name or in the name of a nominee of Lender, to verify the validity, amount or any other matter relating to any Account or other Collateral, by mail, telephone, facsimile transmission or otherwise.

                  (b) Guarantor shall deliver or cause to be delivered to Lender, with appropriate endorsement and assignment, with full recourse to Guarantor, all chattel paper and instruments which Guarantor now owns or may at any time acquire immediately upon Guarantor's receipt thereof, except as Lender may otherwise agree.

                  (c) Lender may, at any time or times that an Event of Default exists or has occurred and is continuing, (i) notify any or all account debtors that the Accounts have been assigned to Lender and that Lender has a security interest therein and Lender may direct any or all accounts debtors to make payment of Accounts directly to Lender, (ii) extend the time of payment of, compromise, settle or adjust for cash, credit, return of merchandise or otherwise, and upon any terms or conditions, any and all Accounts or other obligations included in the Collateral and thereby discharge or release the account debtor or any other party or parties in any way liable for payment thereof without affecting any of the Obligations, (iii) demand, collect or enforce payment of any Accounts or such other obligations, but without any duty to do so, and Lender shall not be liable for its failure to collect or enforce the payment thereof nor for the negligence of its agents or attorneys with respect thereto and (iv) take whatever other action Lender may deem necessary or desirable for the protection of its interests. At any time that an Event of Default exists or has occurred and is continuing, at Lender's request, all invoices and statements sent to any account debtor shall state that the Accounts and such other obligations have been assigned to Lender and are payable directly and only to Lender and Guarantor shall deliver to Lender such originals of documents evidencing the sale and delivery of goods or the performance of services giving rise to any Accounts as Lender may require.

         3.2 Inventory Covenants. With respect to the Inventory: (a) Guarantor shall at all times maintain inventory records reasonably satisfactory to Lender, keeping correct and accurate records itemizing and describing the kind, type, quality and quantity of Inventory, Guarantor's cost therefor and daily withdrawals therefrom and additions thereto; (b) Guarantor shall conduct a physical count of the Inventory at least once each year, but at any time or times as Lender may request on or after an Event of Default, and promptly following such physical inventory shall

                                                                    EXHIBIT 10.3

supply Lender with a report in the form and with such specificity as may be reasonably satisfactory to Lender concerning such physical count; (c) Guarantor shall not remove any Inventory from the locations set forth or permitted herein, without the prior written consent of Lender, except for sales of Inventory in the ordinary course of Guarantor's business and except to move Inventory directly from one location set forth or permitted herein to another such location; (d) upon Lender's request, Guarantor shall, at its expense, no more than once in any twelve (12) month period, but at any time or times as Lender may request on or after an Event of Default, deliver or cause to be delivered to Lender written reports or appraisals as to the Inventory in form, scope and methodology acceptable to Lender and by an appraiser acceptable to Lender, addressed to Lender or upon which Lender is expressly permitted to rely; (e) Guarantor shall produce, use, store and maintain the Inventory, with all reasonable care and caution and in accordance with applicable standards of any insurance and in conformity with applicable laws (including the requirements of the Federal Fair Labor Standards Act of 1938, as amended and all rules, regulations and orders related thereto); (f) Guarantor assumes all responsibility and liability arising from or relating to the production, use, sale or other disposition of the Inventory; (g) Guarantor shall not sell Inventory to any customer on approval, or any other basis which entitles the customer to return or may obligate Guarantor to repurchase such Inventory; (h) Guarantor shall keep the Inventory in good and marketable condition; and (i) Guarantor shall not, without prior written notice to Lender, acquire or accept any Inventory on consignment or approval.

         3.3 Equipment Covenants. With respect to the Equipment: (a) upon Lender's request, Guarantor shall, at its expense, at any time or times as Lender may request on or after an Event of Default, deliver or cause to be delivered to Lender written reports or appraisals as to the Equipment in form, scope and methodology acceptable to Lender and by appraiser acceptable to Lender; (b) Guarantor shall keep the Equipment in good order, repair, running and marketable condition (ordinary wear and tear excepted); (c) Guarantor shall use the Equipment with all reasonable care and caution and in accordance with applicable standards of any insurance and in conformity with all applicable laws; (d) the Equipment is and shall be used in Guarantor's business and not for personal, family, household or farming use; (e) Guarantor shall not remove any Equipment from the locations set forth or permitted herein, except to the extent necessary to have any Equipment repaired or maintained in the ordinary course of the business of Guarantor or to move Equipment directly from one location set forth or permitted herein to another such location and except for the movement of motor vehicles used by or for the benefit of Borrower in the ordinary course of business; (f) the Equipment is now and shall remain personal property and Guarantor shall not permit any of the Equipment to be or become a part of or affixed to real property; and (g) Guarantor assumes all responsibility and liability arising from the use of the Equipment.

         3.4 Power of Attorney. Guarantor hereby irrevocably designates and appoints Lender (and all persons designated by Lender) as Guarantor's true and lawful attorney-in-fact, and authorizes Lender, in Guarantor's or Lender's name, to: (a) at any time an Event of Default or event which with notice or passage of time or both would constitute an Event of Default exists or has occurred and is continuing (i) demand payment on Receivables or other proceeds of Inventory or other Collateral, (ii) enforce payment of Receivables by legal proceedings or otherwise, (iii) exercise all of Guarantor's rights and remedies to collect any Receivables or other

                                                                    EXHIBIT 10.3

Collateral, (iv) sell or assign any Receivables upon such terms, for such amount and at such time or times as the Lender deems advisable, (v) settle, adjust, compromise, extend or renew an Account, (vi) discharge and release any Receivables, (vii) prepare, file and sign Guarantor's name on any proof of claim in bankruptcy or other similar document against an account debtor or other Obligor in respect of any Receivables or other Collateral, (viii) notify the post office authorities to change the address for delivery of remittances from account debtors or other Obligors in respect of the Receivables or other proceeds of Collateral to an address designated by Lender, and open and dispose of all mail addressed to Guarantor and handle and store all mail relating to the Collateral, and (ix) do all acts and things which are necessary, in Lender's determination, to fulfill Guarantor's obligations under this Agreement and the other Financing Agreements and (b) at any time to (i) take control in any manner of any item of payment in respect of Receivables or constituting Collateral or otherwise received in or for deposit in the Blocked Accounts or otherwise received by Lender, (ii) have access to any lockbox or postal box into which remittances from account debtors or other Obligors in respect of Receivables or other proceeds of Collateral are sent or received are deposited, (iii) endorse Guarantor's name upon any items of payment in respect of Receivables constituting Collateral or otherwise received by Lender and deposit the same in the Lender's account for application to the Obligations, (iv) endorse Guarantor's name upon any chattel paper, document, instrument, invoice, or similar document or agreement relating to any Receivable or any goods pertaining thereto or any other Collateral including any warehouse or other receipts, or bills of lading and other negotiable or non-negotiable documents, and (v) sign Guarantor's name on any verification of Receivables and notices thereof to account debtors and/or any secondary obligors or other obligors in respect thereof. Guarantor hereby releases Lender and its officers, employees and designees from any liabilities arising from any act or acts under this power of attorney and in furtherance thereof, whether of omission or commission, except as a result of Lender's own gross negligence or willful misconduct as determined pursuant to a final non-appealable order of a court of competent jurisdiction.

         3.5 Right to Cure. Lender may, at its option, (a) cure any default by Guarantor under any agreement with a third party that affects the Collateral, its value or the ability of Lender to collect, sell or otherwise dispose of the Collateral or the rights and remedies of Lender therein or the ability of Guarantor or any Obligor to perform it obligations hereunder or under any of the Financing Agreements, (b) pay or bond on appeal any judgment entered against Guarantor, (c) discharge taxes, liens, security interests or other encumbrances at any time levied on or existing with respect to the Collateral and (d) pay any amount, incur any expense or perform any act which, in Lender's judgment, is necessary or appropriate to preserve, protect, insure or maintain the Collateral and the rights of Lender with respect thereto. Lender may add any amounts so expended to the Obligations and charge Guarantor's account therefor, such amounts to be repayable by Guarantor on demand. Lender shall be under no obligation to effect such cure, payment or bonding and shall not, by doing so, be deemed to have assumed any obligation or liability of Guarantor or any Obligor. Any payment made or other action taken by Lender under this Section shall be without prejudice to any right to assert an Event of Default hereunder and to proceed accordingly.

                                                                    EXHIBIT 10.3

         3.6 Access to Premises. From time to time as requested by Lender, at the cost and expense of Guarantor, (a) Lender or its designee shall have complete access to all of Guarantor's premises during normal business hours and after notice to Guarantor, or at any time and without notice to Guarantor if an Event of Default exists or has occurred and is continuing, for the purposes of inspecting, verifying and auditing the Collateral and all of Guarantor's books and records, including the Records, and (b) Guarantor shall promptly furnish to Lender such copies of such books and records or extracts therefrom as Lender may request, and (c) use during normal business hours such of Guarantor's personnel, equipment, supplies and premises as may be reasonably necessary for the foregoing and if an Event of Default exists or has occurred and is continuing for the collection of Receivables and realization of other Collateral.

SECTION 4. REPRESENTATIONS AND WARRANTIES

         Guarantor hereby represents and warrants to Lender the following (which shall survive the execution and delivery of this Agreement):

         4.1 Existence, Power and Authority; Subsidiaries. Guarantor is a limited liability company duly organized and in good standing under the laws of its state of formation and is duly qualified as a foreign entity and in good standing in all states or other jurisdictions where the nature and extent of the business transacted by it or the ownership of assets makes such qualification necessary, except for those jurisdictions in which the failure to so qualify would not have a material adverse effect on Guarantor's financial condition, results of operation or business or the rights of Lender in or to any of the Collateral. The execution, delivery and performance of this Agreement, the other Financing Agreements and the transactions contemplated hereunder and thereunder are all within Guarantor's powers, have been duly authorized and are not in contravention of law or the terms of Guarantor's certificate of formation, by-laws, or other organizational documentation, or any indenture, agreement or undertaking to which Guarantor is a party or by which Guarantor or its property are bound. This Agreement and the other Financing Agreements constitute legal, valid and binding obligations of Guarantor enforceable in accordance with their respective terms. Guarantor does not have any subsidiaries except as set forth on the Information Certificate.

         4.2 Financial Statements; No Material Adverse Change. All financial statements relating to Guarantor which have been or may hereafter be delivered by Guarantor to Lender have been prepared in accordance with GAAP and fairly present the financial condition and the results of operation of Guarantor as at the dates and for the periods set forth therein. Except as disclosed in any interim financial statements furnished by Guarantor to Lender prior to the date hereof, there has been no material adverse change in the assets, liabilities, properties and condition, financial or otherwise, of Guarantor, since the date of the most recent audited financial statements furnished by Guarantor to Lender prior to the date hereof.

         4.3 Name; State of Organization; Chief Executive Office; Collateral Locations.

                                                                    EXHIBIT 10.3

                  (a) The exact legal name of Guarantor is as set forth on the signature page of this Agreement and in the Information Certificate. Guarantor has not, during the past five years, been known by or used any other name or fictitious name or been a party to any merger or consolidation, or acquired all or substantially all of the assets of any Person, or acquired any of its property or assets out of the ordinary course of business, except as set forth in the Information Certificate.

                  (b) Guarantor is an organization of the type and organized in the jurisdiction set forth in the Information Certificate. The Information Certificate accurately sets forth the organizational identification number of Guarantor or accurately states that Guarantor has none and accurately sets forth the federal employer identification number of Guarantor.

                  (c) The chief executive office and mailing address of Guarantor and Guarantor's Records concerning Accounts are currently located and for the past five years have only been located at the address set forth below and its only other places of business and the only other locations of Collateral, if any, during such time periods are the addresses set forth in the Information Certificate, subject to the rights of Guarantor to establish new locations in accordance with
         Section 5.2 below. The Information Certificate correctly identifies any of such locations which are not owned by Guarantor and sets forth the owners and/or operators thereof.

         4.4 Priority of Liens; Title to Properties. The security interests and liens granted to Lender under this Agreement and the other Financing Agreements constitute valid and perfected first priority liens and security interests in and upon the Collateral subject only to the liens in favor of IBM Credit and the other liens permitted under Section 5.8 hereof. Guarantor has good and marketable title to all of its properties and assets subject to no liens, mortgages, pledges, security interests, encumbrances or charges of any kind, except those granted to Lender, granted to IBM Credit or permitted under
Section 5.8 hereof.

         4.5 Tax Returns. Guarantor has filed, or caused to be filed, in a timely manner all tax returns, reports and declarations which are required to be filed by it (without requests for extension except as previously disclosed in writing to Lender). All information in such tax returns, reports and declarations is complete and accurate in all material respects. Guarantor has paid or caused to be paid all taxes due and payable or claimed due and payable in any assessment received by it, except taxes the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to Guarantor and with respect to which adequate reserves have been set aside on its books. Adequate provision has been made for the payment of all accrued and unpaid Federal, State, county, local, foreign and other taxes whether or not yet due and payable and whether or not disputed.

         4.6 Litigation. Except as set forth on the Information Certificate, there is no present investigation by any governmental agency pending, or to the best of Guarantor's knowledge threatened, against or affecting Guarantor, its assets or business and there is no action, suit, proceeding or claim by any Person pending, or to the best of Guarantor's knowledge threatened,

                                                                    EXHIBIT 10.3

against Guarantor or its assets or goodwill, or against or affecting any transactions contemplated by this Agreement, which if adversely determined against Guarantor would result in any material adverse change in the assets, business or prospects of Guarantor or which would impair the ability of Guarantor to perform its obligations hereunder or under any of the other Financing Agreements to which it is a party or of Lender to enforce the Obligations or realize upon any Collateral.

         4.7 Compliance with Other Agreements and Applicable Laws. Guarantor is not in default in any material respect under, or in violation in any material respect of any of the terms of, any agreement, contract, instrument, lease or other commitment to which it is a party or by which it or any of its assets are bound and Guarantor is in compliance in all material respects with all applicable provisions of laws, rules, regulations, licenses, permits, approvals and orders of any foreign, Federal, State or local governmental authority.

         4.8 Bank Accounts. All of the deposit accounts, investment accounts or other accounts in the name of or used by Guarantor maintained at any bank or other financial institution are set forth on Schedule 4.8 hereto, subject to the right of Guarantor to establish new accounts in accordance with
Section 5.13 below.

         4.9 Intellectual Property. Guarantor owns or licenses or otherwise has the right to use all Intellectual Property necessary for the operation of its business as presently conducted or proposed to be conducted. As of the date hereof, Guarantor does not have any Intellectual Property registered, or subject to pending applications, in the United States Patent and Trademark Office or any similar office or agency in the United States, any State thereof, any political subdivision thereof or in any other country, and has not granted any licenses with respect thereto. No event has occurred which permits or would permit after notice or passage of time or both, the revocation, suspension or termination of such rights. To the best of Guarantor's knowledge, no slogan or other advertising device, product, process, method, substance or other Intellectual Property or goods bearing or using any Intellectual Property presently contemplated to be sold by or employed by Guarantor infringes any patent, trademark, servicemark, tradename, copyright, license or other Intellectual Property owned by any other Person presently and no claim or litigation is pending or threatened against or affecting Guarantor contesting its right to sell or use any such Intellectual Property. There are no agreements or other arrangements of Guarantor pursuant to which Guarantor has a license or other right to use any trademarks, logos, designs, representations or other Intellectual Property owned by another person as in effect on the date hereof or other arrangements of Guarantor as in effect on the date hereof.

         4.10 Accuracy and Completeness of Information. All information furnished by or on behalf of Guarantor in writing to Lender in connection with this Agreement or any of the other Financing Agreements or any transaction contemplated hereby or thereby, including all information on the Information Certificate is true and correct in all material respects on the date as of which such information is dated or certified and does not omit any material fact necessary in order to make such information not misleading. No event or circumstance has occurred which has had or could reasonably be expected to have a material adverse affect on the business, assets or prospects of Guarantor, which has not been fully and accurately disclosed to Lender in writing.

                                                                    EXHIBIT 10.3

         4.11 Survival of Warranties; Cumulative. All representations and warranties contained in this Agreement or any of the other Financing Agreements shall survive the execution and delivery of this Agreement and shall be deemed to have been made again to Lender on the date of each additional borrowing or other credit accommodation under the Loan Agreement and shall be conclusively presumed to have been relied on by Lender regardless of any investigation made or information possessed by Lender. The representations and warranties set forth herein shall be cumulative and in addition to any other representations or warranties which Guarantor shall now or hereafter give, or cause to be given, to Lender.

SECTION 5. AFFIRMATIVE AND NEGATIVE COVENANTS

         5.1      Maintenance of Existence.

                  (a) Guarantor shall at all times preserve, renew and keep in full, force and effect its legal existence and rights and franchises with respect thereto and maintain in full force and effect all permits, licenses, trademarks, tradenames, approvals, authorizations, leases and contracts necessary to carry on the business as presently or proposed to be conducted.

                  (b) Guarantor shall not change its name unless each of the following conditions is satisfied: (i) Lender shall have received not less than thirty (30) days prior written notice from Guarantor of such proposed change in its name, which notice shall accurately set forth the new name; and (ii) Lender shall have received a copy of the amendment to the Certificate of Formation of Guarantor providing for the name change certified by the Secretary of State of the jurisdiction of formation of Guarantor as soon as it is available.

                  (c) Guarantor shall not change its chief executive office or its mailing address or organizational identification number (or if it does not have one, shall not acquire one) unless Lender shall have received not less than thirty (30) days' prior written notice from Guarantor of such proposed change, which notice shall set forth such information with respect thereto as Lender may require and Lender shall have received such agreements as Lender may reasonably require in connection therewith. Guarantor shall not change its type of organization, jurisdiction of organization or other legal structure.

         5.2 New Collateral Locations. Guarantor may only open any new location within the continental United States provided Guarantor (a) gives Lender thirty (30) days prior written notice of the intended opening of any such new location and (b) executes and delivers, or causes to be executed and delivered, to Lender such agreements, documents, and instruments as Lender may deem reasonably necessary or desirable to protect its interests in the Collateral at such location, including UCC financing statements.

                                                                    EXHIBIT 10.3

         5.3 Compliance with Laws, Regulations, Etc. Guarantor shall, at all times, comply in all material respects with all laws, rules, regulations, licenses, permits, approvals and orders of any Federal, State or local governmental authority applicable to it.

         5.4 Payment of Taxes and Claims. Guarantor shall duly pay and discharge all taxes, assessments, contributions and governmental charges upon or against it or its properties or assets, except for taxes the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to Guarantor and with respect to which adequate reserves have been set aside on its books. Guarantor shall be liable for any tax or penalties imposed on Lender as a result of the financing arrangements provided for herein and Guarantor agrees to indemnify and hold Lender harmless with respect to the foregoing, and to repay to Lender on demand the amount thereof, and until paid by Guarantor such amount shall be added and deemed part of the Loans, provided, that, nothing contained herein shall be construed to require Guarantor to pay any income or franchise taxes attributable to the income of Lender from any amounts charged or paid hereunder to Lender. The foregoing indemnity shall survive the payment of the Obligations, the termination of this Agreement and the termination or non-renewal of the Loan Agreement.

         5.5 Insurance. Guarantor shall, at all times, maintain with financially sound and reputable insurers insurance with respect to the Collateral against loss or damage and all other insurance of the kinds and in the amounts customarily insured against or carried by companies of established reputation engaged in the same or similar businesses and similarly situated. Said policies of insurance shall be satisfactory to Lender as to form, amount and insurer. Guarantor shall furnish certificates, policies or endorsements to Lender as Lender shall require as proof of such insurance, and, if Guarantor fails to do so, Lender is authorized, but not required, to obtain such insurance at the expense of Guarantor. All policies shall provide for at least thirty (30) days prior written notice to Lender of any cancellation or reduction of coverage and that Lender may act as attorney for Guarantor in obtaining, and at any time an Event of Default exists or has occurred and is continuing, adjusting, settling, amending and canceling such insurance. Guarantor shall cause Lender to be named as a loss payee and an additional insured (but without any liability for any premiums) under such insurance policies and Guarantor shall obtain non-contributory lender's loss payable endorsements to all insurance policies in form and substance satisfactory to Lender. Such lender's loss payable endorsements shall specify that the proceeds of such insurance shall be payable to Lender as its interests may appear and further specify that Lender shall be paid regardless of any act or omission by Guarantor or any of its affiliates. At its option, Lender may apply any insurance proceeds received by Lender at any time to the cost of repairs or replacement of Collateral and/or to payment of the Obligations, whether or not then due, in any order and in such manner as Lender may determine or hold such proceeds as cash collateral for the Obligations.

         5.6      Financial Statements and Other Information.

                  (a) Guarantor shall keep proper books and records in which true and complete entries shall be made of all dealings or transactions of or in relation to the Collateral and the business of Guarantor and its subsidiaries (if any) in accordance with GAAP and Guarantor shall

                                                                    EXHIBIT 10.3

furnish or cause to be furnished to Lender: (i) within forty-five (45) days after the end of each fiscal month, monthly unaudited consolidated financial statements and, if Guarantor has any subsidiaries, consolidating financial statements (including in each case balance sheets, statements of income and loss, statements of cash flow and statements of shareholders' equity), all in reasonable detail, fairly presenting the financial position and the results of the operations of Guarantor and its subsidiaries as of the end of and through such fiscal month and (ii) within ninety (90) days after the end of each fiscal year, audited consolidated financial statements and, if Guarantor has any Subsidiaries, consolidating financial statements of Guarantor and its subsidiaries (including in each case balance sheets, statements of income and loss, statements of cash flow and statements of shareholders' equity), and the accompanying notes thereto, all in reasonable detail, fairly presenting the financial position and the results of the operations of Guarantor and its subsidiaries as of the end of and for such fiscal year, together with the unqualified opinion of independent certified public accountants, which accountants shall be an independent accounting firm selected by Guarantor and reasonably acceptable to Lender, that such financial statements have been prepared in accordance with GAAP, and present fairly the results of operations and financial condition of Guarantor and its subsidiaries as of the end of and for the fiscal year then ended.

                  (b) Guarantor shall promptly notify Lender in writing of the details of (i) any loss, damage, investigation, action, suit, proceeding or claim relating to the Collateral or any other property which is security for the Obligations or which would result in any material adverse change in Guarantor's business, properties, assets, goodwill or condition, financial or otherwise and
(ii) the occurrence of any Event of Default or event which, with the passage of time or giving of notice or both, would constitute an Event of Default.

                  (c) Guarantor shall promptly after the sending or filing thereof furnish or cause to be furnished to Lender copies of all reports which Guarantor sends to its stockholders generally and copies of all reports and registration statements which Guarantor files with the Securities and Exchange Commission, any national securities exchange or the National Association of Securities Dealers, Inc.

                  (d) Guarantor shall furnish or cause to be furnished to Lender such budgets, forecasts, projections and other information respecting the Collateral and the business of Guarantor, as Lender may, from time to time, reasonably request. Lender is hereby authorized to deliver a copy of any financial statement or any other information relating to the business of Guarantor to any court or other government agency or to any participant or assignee or prospective participant or assignee. Guarantor hereby irrevocably authorizes and directs all accountants or auditors to deliver to Lender, at Guarantor's expense, copies of the financial statements of Guarantor and any reports or management letters prepared by such accountants or auditors on behalf of Guarantor and to disclose to Lender such information as they may have regarding the business of Guarantor. Any documents, schedules, invoices or other papers delivered to Lender may be destroyed or otherwise disposed of by Lender one (1) year after the same are delivered to Lender, except as otherwise designated by Guarantor to Lender in writing.

                                                                    EXHIBIT 10.3

         5.7 Sale of Assets, Consolidation, Merger, Dissolution, Etc. Guarantor shall not, directly or indirectly, (a) merge into or with or consolidate with any other Person or permit any other Person to merge into or with or consolidate with it, or (b) sell, assign, lease, transfer, abandon or otherwise dispose of any stock or indebtedness to any other Person or any of its assets to any other Person (except for (i) sales of Inventory in the ordinary course of business and (ii) the disposition of worn-out or obsolete Equipment or Equipment no longer used in the business of Guarantor so long as (A) if an Event of Default exists or has occurred and is continuing, any proceeds are paid to Lender and (B) such sales do not involve Equipment having an aggregate fair market value in excess of $100,000 for all such Equipment disposed of in any fiscal year of Guarantor), or (c) form or acquire any subsidiaries, or (d) wind up, liquidate or dissolve or (e) agree to do any of the foregoing.

         5.8 Encumbrances. Guarantor shall not create, incur, assume or suffer to exist any security interest, mortgage, pledge, lien, charge or other encumbrance of any nature whatsoever on any of its assets or properties, including the Collateral, except: (a) liens and security interests of Lender;
(b) liens securing the payment of taxes, either not yet overdue or the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to Guarantor and with respect to which adequate reserves have been set aside on its books; (c) non-consensual statutory liens (other than liens securing the payment of taxes) arising in the ordinary course of Guarantor's business to the extent: (i) such liens secure indebtedness which is not overdue or (ii) such liens secure indebtedness relating to claims or liabilities which are fully insured and being defended at the sole cost and expense and at the sole risk of the insurer or being contested in good faith by appropriate proceedings diligently pursued and available to Guarantor, in each case prior to the commencement of foreclosure or other similar proceedings and with respect to which adequate reserves have been set aside on its books; (d) zoning restrictions, easements, licenses, covenants and other restrictions affecting the use of real property which do not interfere in any material respect with the use of such real property or ordinary conduct of the business of Guarantor as presently conducted thereon or materially impair the value of the real property which may be subject thereto; (e) purchase money security interests in Equipment (including capital leases) and purchase money mortgages on real estate not to exceed $250,000 in the aggregate at any time outstanding so long as such security interests and mortgages do not apply to any property of Guarantor other than the Equipment or real estate so acquired, and the indebtedness secured thereby does not exceed the cost of the Equipment or real estate so acquired, as the case may be; (f) liens and security interest of IBM Credit.

         5.9 Indebtedness. Guarantor shall not incur, create, assume, become or be liable in any manner with respect to, or permit to exist, any obligations or indebtedness, except (a) the Obligations; (b) trade obligations and normal accruals in the ordinary course of business not yet due and payable, or with respect to which the Guarantor is contesting in good faith the amount or validity thereof by appropriate proceedings diligently pursued and available to Guarantor, and with respect to which adequate reserves have been set aside on its books; (c) pursuant to any currency swap agreement designed to alter the risks which may arise from fluxuations in currency values; (d) purchase money indebtedness (including capital leases) to the extent not incurred or secured by liens (including capital leases) in violation of any other provision of this Agreement; and (e) pursuant to that certain Amended and Restated Collateralized Guaranty dated

                                                                    EXHIBIT 10.3

on or about the date hereof executed by Guarantor in favor of IBM Credit; provided, that, (i) Guarantor may only make regularly scheduled payments of principal and interest in respect of such indebtedness in accordance with the terms of the agreement or instrument evidencing or giving rise to such indebtedness as in effect on the date hereof, (ii) Guarantor shall not, directly or indirectly, (A) amend, modify, alter or change the terms of such indebtedness or any agreement, document or instrument related thereto as in effect on the date hereof, or (B) redeem, retire, defease, purchase or otherwise acquire such indebtedness, or set aside or otherwise deposit or invest any sums for such purpose, and (iii) Guarantor shall furnish to Lender all notices or demands in connection with such indebtedness either received by Guarantor or on its behalf, promptly after the receipt thereof, or sent by Guarantor or on its behalf, concurrently with the sending thereof, as the case may be.

         5.10 Loans, Investments, Guarantees, Etc. Guarantor shall not, directly or indirectly, make any loans or advance money or property to any person, or invest in (by capital contribution, dividend or otherwise) or purchase or repurchase the stock or indebtedness or all or a substantial part of the assets or property of any person, or guarantee, assume, endorse, or otherwise become responsible for (directly or indirectly) the indebtedness, performance, obligations or dividends of any Person (other than Borrower) or agree to do any of the foregoing, except: (a) the endorsement of instruments for collection or deposit in the ordinary course of business; (b) investments in:
(i) short-term direct obligations of the United States Government, (ii) negotiable certificates of deposit issued by any bank satisfactory to Lender, payable to the order of the Guarantor or to bearer and delivered to Lender, and
(iii) commercial paper rated A1 or P1; provided, that, as to any of the foregoing, unless waived in writing by Lender, Guarantor shall take such actions as are deemed necessary by Lender to perfect the security interest of Lender in such investments and (c) the loans, advances and guarantees set forth on
Schedule 5.10 hereto; provided, that, as to such loans, advances and guarantees,
(i) Guarantor shall not, directly or indirectly, (A) amend, modify, alter or change the terms of such loans, advances or guarantees or any agreement, document or instrument relating thereto, or (B) as to such guarantees, redeem, retire, defease, purchase or otherwise acquire the obligations arising pursuant to such guarantees, or set aside or otherwise deposit or invest any sums for such purpose, and (ii) Guarantor shall furnish to Lender all notices or demands in connection with such loans, advances or guarantees or other indebtedness subject to such guarantees either received by Guarantor or on its behalf, promptly after the receipt thereof, or sent by Guarantor or on its behalf, concurrently with the sending thereof, as the case may be.

         5.11 Dividends and Redemptions. Except for any like dividend regarding Guarantor as permitted in accordance with the terms of the Loan Agreement, Guarantor shall not, directly or indirectly, declare or pay any dividends on account of any membership interests of Guarantor now or hereafter outstanding, or set aside or otherwise deposit or invest any sums for such purpose, or redeem, retire, defease, purchase or otherwise acquire any membership interest (or set aside or otherwise deposit or invest any sums for such purpose) for any consideration other than common equity or apply or set apart any sum, or make any other distribution (by reduction of capital or otherwise) in respect of any such interest or agree to do any of the foregoing.

                                                                    EXHIBIT 10.3

         5.12 Transactions with Affiliates. Guarantor shall not, directly or indirectly, (a) purchase, acquire or lease any property from, or sell, transfer or lease any property to, any officer, director, agent or other person affiliated with Guarantor, except in the ordinary course of and pursuant to the reasonable requirements of Guarantor's business and upon fair and reasonable terms no less favorable to Guarantor than Guarantor would obtain in a comparable arm's length transaction with an unaffiliated person or (b) make any payments of management, consulting or other fees for management or similar services, or of any indebtedness owing to any officer, employee, member, director or other person affiliated with Guarantor except reasonable compensation to officers, employees and directors for services rendered to Guarantor in the ordinary course of business.

         5.13 Additional Bank Accounts. Guarantor shall not, directly or indirectly, open, establish or maintain any deposit account, investment account or any other account with any bank or other financial institution, other than the accounts set forth in Schedule 4.8 hereto, except: (a) as to any new or additional accounts which contain any Collateral or proceeds thereof, with the prior written consent of Lender and subject to such conditions thereto as Lender may establish and (b) as to any accounts used by Guarantor to make payments of payroll, taxes or other obligations to third parties, after prior written notice to Lender.

         5.14 Costs and Expenses. Guarantor shall pay to Lender on demand all costs, expenses, filing fees and taxes paid or payable in connection with the preparation, negotiation, execution, delivery, recording, administration, collection, liquidation, enforcement and defense of the Obligations, Lender's rights in the Collateral, this Agreement, the other Financing Agreements and all other documents related hereto or thereto, including any amendments, supplements or consents which may hereafter be contemplated (whether or not executed) or entered into in respect hereof and thereof, including: (a) all costs and expenses of filing or recording (including Uniform Commercial Code financing statement filing taxes and fees, documentary taxes, intangibles taxes and mortgage recording taxes and fees, if applicable); (b) insurance premiums, appraisal fees and search fees; (c) costs and expenses of preserving and protecting the Collateral; (d) costs and expenses paid or incurred in connection with obtaining payment of the Obligations, enforcing the security interests and liens of Lender, selling or otherwise realizing upon the Collateral, and otherwise enforcing the provisions of this Agreement and the other Financing Agreements or defending any claims made or threatened against Lender arising out of the transactions contemplated hereby and thereby (including preparations for and consultations concerning any such matters); and (e) the fees and disbursements of counsel (including legal assistants) to Lender in connection with any of the foregoing.

         5.15 Further Assurances. At the request of Lender at any time and from time to time, Guarantor shall, at its expense, at any time or times duly execute and deliver, or cause to be duly executed and delivered, such further agreements, documents and instruments, and do or cause to be done such further acts as may be necessary or proper to evidence, perfect, maintain and enforce the security interests and the priority thereof in the Collateral and to otherwise effectuate the provisions or purposes of this Agreement or any of the other Financing Agreements. Where permitted by law, Guarantor hereby authorizes Lender to execute and file one or more UCC financing statements signed only by Lender.

                                                                    EXHIBIT 10.3

SECTION 6. EVENTS OF DEFAULT AND REMEDIES

         6.1 Events of Default. The occurrence or existence of any Event of Default under the Loan Agreement is referred to herein individually as an "Event of Default", and collectively as "Events of Default".

         6.2      Remedies.

                  (a) At any time an Event of Default exists or has occurred and is continuing, Lender shall have all rights and remedies provided in this Agreement, the other Financing Agreements, the Uniform Commercial Code and other applicable law, all of which rights and remedies may be exercised without notice to or consent by Guarantor or any Obligor, except as such notice or consent is expressly provided for hereunder or required by applicable law. All rights, remedies and powers granted to Lender hereunder, under any of the other Financing Agreements, the Uniform Commercial Code or other applicable law, are cumulative, not exclusive and enforceable, in Lender's discretion, alternatively, successively, or concurrently on any one or more occasions, and shall include, without limitation, the right to apply to a court of equity for an injunction to restrain a breach or threatened breach by Guarantor of this Agreement or any of the other Financing Agreements. Lender may, at any time or times, proceed directly against Guarantor or any Obligor to collect the Obligations without prior recourse to the Collateral.

                  (b) Without limiting the foregoing, at any time an Event of Default exists or has occurred and is continuing, Lender may, in its discretion and without limitation, (i) accelerate the payment of all Obligations and demand immediate payment thereof to Lender (provided, that, upon the occurrence of any Event of Default described in Sections 10.1(g) and 10.1(h) of the Loan Agreement, all Obligations shall automatically become immediately due and payable), (ii) with or without judicial process or the aid or assistance of others, enter upon any premises on or in which any of the Collateral may be located and take possession of the Collateral or complete processing, manufacturing and repair of all or any portion of the Collateral, (iii) require Guarantor, at Guarantor's expense, to assemble and make available to Lender any part or all of the Collateral at any place and time designated by Lender, (iv) collect, foreclose, receive, appropriate, setoff and realize upon any and all Collateral, (v) remove any or all of the Collateral from any premises on or in which the same may be located for the purpose of effecting the sale, foreclosure or other disposition thereof or for any other purpose, (vi) sell, lease, transfer, assign, deliver or otherwise dispose of any and all Collateral (including entering into contracts with respect thereto, public or private sales at any exchange, broker's board, at any office of Lender or elsewhere) at such prices or terms as Lender may deem reasonable, for cash, upon credit or for future delivery, with the Lender having the right to purchase the whole or any part of the Collateral at any such public sale, all of the foregoing being free from any right or equity of redemption of Guarantor, which right or equity of redemption is hereby expressly waived and released by Guarantor. If any of the Collateral is sold or leased by Lender upon credit terms or for future delivery, the Obligations shall not be reduced as a result thereof until payment therefor

                                                                    EXHIBIT 10.3

is finally collected by Lender. If notice of disposition of Collateral is required by law, five (5) days prior notice by Lender to Guarantor designating the time and place of any public sale or the time after which any private sale or other intended disposition of Collateral is to be made, shall be deemed to be reasonable notice thereof and Guarantor waives any other notice. In the event Lender institutes an action to recover any Collateral or seeks recovery of any Collateral by way of prejudgment remedy, Guarantor waives the posting of any bond which might otherwise be required.

                  (c) Lender may apply the cash proceeds of Collateral actually received by Lender from any sale, lease, foreclosure or other disposition of the Collateral to payment of the Obligations, in whole or in part and in such order as Lender may elect, whether or not then due. Guarantor shall remain liable to Lender for the payment of any deficiency with interest at the highest rate provided for in the Loan Agreement and all costs and expenses of collection or enforcement, including attorneys' fees and legal expenses.

SECTION 7. JURY TRIAL WAIVER; OTHER WAIVERS
           AND CONSENTS; GOVERNING LAW

         7.1 Governing Law; Choice of Forum; Service of Process; Jury Trial Waiver.

                  (a) The validity, interpretation and enforcement of this Agreement and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Texas (without giving effect to principles of conflicts of law).

                  (b) Guarantor irrevocably consents and submits to the non-exclusive jurisdiction of the State of Texas and the United States District Court for the Northern District of Texas and waives any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Agreement or any of the other Financing Agreements or in any way connected or related or incidental to the dealings of Guarantor and Lender in respect of this Agreement or the other Financing Agreements or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agrees that any dispute with respect to any such matters shall be heard only in the courts described above (except that Lender shall have the right to bring any action or proceeding against Guarantor or its property in the courts of any other jurisdiction which Lender deems necessary or appropriate in order to realize on the Collateral or to otherwise enforce its rights against Guarantor or its property).

                  (c) Guarantor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to its address set forth on the signature pages hereof and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at Lender's option, by service upon Guarantor in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, Guarantor shall appear in

                                                                    EXHIBIT 10.3

answer to such process, failing which Guarantor shall be deemed in default and judgment may be entered by Lender against Guarantor for the amount of the claim and other relief requested.

                  (d) GUARANTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF GUARANTOR AND LENDER IN RESPECT OF THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT GUARANTOR OR LENDER MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF GUARANTOR AND LENDER TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

                  (e) Lender shall not have any liability to Guarantor (whether in tort, contract, equity or otherwise) for losses suffered by Guarantor in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Agreement, or any act, omission or event occurring in connection herewith, unless it is determined by a final and non-appealable judgment or court order binding on Lender that the losses were the result of acts or omissions constituting gross negligence or willful misconduct. In any such litigation, Lender shall be entitled to the benefit of the rebuttable presumption that it acted in good faith and with the exercise of ordinary care in the performance by it of the terms of this Agreement and the other Financing Agreements.

         7.2 Waiver of Notices. Guarantor hereby expressly waives demand, presentment, protest and notice of protest and notice of dishonor with respect to any and all instruments and commercial paper, included in or evidencing any of the Obligations or the Collateral, and any and all other demands and notices of any kind or nature whatsoever with respect to the Obligations, the Collateral and this Agreement, except such as are expressly provided for herein. No notice to or demand on Guarantor which Lender may elect to give shall entitle Guarantor to any other or further notice or demand in the same, similar or other circumstances.

         7.3 Amendments and Waivers. Neither this Agreement nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of Lender, and as to amendments, as also signed by an authorized officer of Guarantor. Lender shall not, by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of Lender. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by Lender of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of

                                                                    EXHIBIT 10.3

any such right, power and/or remedy which Lender would otherwise have on any future occasion, whether similar in kind or otherwise.

         7.4 Waiver of Counterclaims. Guarantor waives all rights to interpose any claims, deductions, setoffs or counterclaims of any nature (other then compulsory counterclaims) in any action or proceeding with respect to this Agreement, the Obligations, the Collateral or any matter arising therefrom or relating hereto or thereto.

         7.5 Indemnification. Guarantor shall indemnify and hold Lender, and its directors, agents, employees and counsel, harmless from and against any and all losses, claims, damages, liabilities, costs or expenses imposed on, incurred by or asserted against any of them in connection with any litigation, investigation, claim or proceeding commenced or threatened related to the negotiation, preparation, execution, delivery, enforcement, performance or administration of this Agreement, any other Financing Agreements, or any undertaking or proceeding related to any of the transactions contemplated hereby or any act, omission, event or transaction related or attendant thereto, including amounts paid in settlement, court costs, and the fees and expenses of counsel. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section may be unenforceable because it violates any law or public policy, Guarantor shall pay the maximum portion which it is permitted to pay under applicable law to Lender in satisfaction of indemnified matters under this Section. The foregoing indemnity shall survive the payment of the Obligations, the termination of this Agreement and the termination or non-renewal of the Loan Agreement.

SECTION 8. MISCELLANEOUS

         8.1 Notices. All notices, requests and demands hereunder shall be in writing and (a) made to Lender at 1201 Main Street, Suite 1625, Dallas, Texas 75202 and to Guarantor at its chief executive office set forth below, or to such other address as either party may designate by written notice to the other in accordance with this provision, and (b) deemed to have been given or made: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next business day, one (1) business day after sending; and if by certified mail, return receipt requested, five (5) days after mailing.

         8.2 Partial Invalidity. If any provision of this Agreement is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Agreement as a whole, but this Agreement shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.

         8.3 Successors. This Agreement, the other Financing Agreements and any other document referred to herein or therein shall be binding upon Guarantor and its successors and assigns and inure to the benefit of and be enforceable by Lender and its successors and assigns,

                                                                    EXHIBIT 10.3

except that Guarantor may not assign its rights under this Agreement, the other Financing Agreements and any other document referred to herein or therein without the prior written consent of Lender.

         8.4 Entire Agreement. This Agreement, the other Financing Agreements, any supplements hereto or thereto, and any instruments or documents delivered or to be delivered in connection herewith or therewith represents the entire agreement and understanding concerning the subject matter hereof and thereof between the parties hereto, and supersede all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written. In the event of any inconsistency between the terms of this Agreement and any schedule or exhibit hereto, the terms of this Agreement shall govern.

         [REMAINDER OF PAGE INTENTIONALLY BLANK; SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, Guarantor has caused these presents to be duly executed as of the day and year first above written.

                                                  GUARANTOR

                                                  BUSINESS SUPPLIES DISTRIBUTORS
                                                  HOLDINGS, LLC

                                                  By:___________________________
                                                     Joe Farrell
                                                     Manager

                                                  CHIEF EXECUTIVE OFFICE:

                                                  500 North Central Expressway,
                                                  5th Floor Plano, Texas 75074